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                                                               Exhibit 99.1
                                                               ------------


                             Registrant's Affiliates
                             -----------------------

     Edison Brothers Apparel Stores, Inc.
     Edison Brothers Shoe Stores, Inc.
     Edison Paymaster, Inc.
     Edison Brothers Redevelopment Corporation
     Edbro Missouri Realty Company, Inc.
     Edison Alabama Stores, Inc.
     Edison Arkansas Stores, Inc.
     Edison Colorado Stores, Inc.
     Edison Brothers Company
     Edison Hawaii Stores, Inc.
     Edison Illinois Stores, Inc.
     Edison Kansas Stores, Inc.
     Edison Kentucky Stores, Inc.
     Edison Louisiana Stores, Inc.
     Edison Maryland Stores, Inc.
     Edison Massachusetts Stores, Inc.
     Edison Michigan Stores, Inc.
     Edison Minnesota Stores, Inc.
     Edison Mississippi Stores, Inc.
     Edison Nebraska Stores, Inc.
     Edison New Jersey Stores, Inc.
     Edison New Mexico Stores, Inc.
     Edison New York Stores, Inc.
     Edison Ohio Stores, Inc.
     Edison Oklahoma Stores, Inc.
     Edison Oregon Stores, Inc.
     Edison Pennsylvania Stores, Inc.
     Edison Tennessee Stores, Inc.
     Edison Texas Stores, Inc.
     Edison Utah Stores,Inc.
     Edbro Ohio Realty, Inc.
     EBSS-Montana, Inc.
     EBSS-North Central, Inc.
     EBSS-Indiana, Inc.
     EBSS-Iowa, Inc.
     EBSS-Kansas, Inc.
     EBSS-Wisconsin, Inc.
     EBSS-Northeast, Inc.
     EBSS-South, Inc.
     EBSS-Mideast, Inc.
     EBSS-Michigan, Inc.
     EBSS-East, Inc.
     EBSS-Ohio, Inc.
     EBSS-Pennsylvania, Inc.
     EBSS-Texas, Inc.










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     EBSS-West, Inc.
     Edison Puerto Rico Stores, Inc.
     Ebscat, Inc.
     Webster Clothes, Inc.
     Z & Z Fashions, Ltd.
     Webster-Rossville, Inc.
     Edison Brothers Mall Entertainment, Inc.
     Horizon Entertainment, Inc.
     Time-Out Family Amusement Centers, Inc.
     Tofac of Puerto Rico, Inc.
     Edison Brothers Stores International, Inc.
     Edisur, Inc.
     EBS Holdings Corp.
     Sacha Shoes, Ltd.
     Mandel's of California
     Edison Whittier Warehouse, Inc.
     Edbro California USG #2, Inc.
     Edbro Missouri USG #2, Inc.
     Edbro California USG #1, Inc.
     Industrial Design, Inc.









































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